Exhibit 32


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Java Express, Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the quarterly period ending June 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Lance Musicant, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                        /s/ Lance Musicant
Date: August 9, 2005                    _____________________________________
                                        Lance Musicant
                                        Chief Executive Officer and
                                        Chief Financial Officer